EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Amended Quarterly Report on Form 10-QSB/A of Cardtrend International Inc., formerly Asia Payment Systems, Inc. for the quarterly year ended September 30, 2006, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     1. The Amended Quarterly Report on Form 10-QSB/A of Cardtrend International Inc., formerly Asia Payment Systems, Inc. for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Amended Quarterly Report on Form 10-QSB/A for the period ended September 30, 2006, fairly presents in all material respects, the financial condition and results of operations of Cardtrend International Inc., formerly Asia Payment Systems, Inc.

October 3, 2007

By:   KING K. NG
        King K. Ng
        Chief (Principal) Executive Officer